UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2019

JMP Group LLC

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36802	47-1632931
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Montgomery Street, Suite 1100, San Francisco, California 94111

(Address of Principal Executive Offices, Including ZIP Code)

(415) 835-8900

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Shares representing limited liability company interests in JMP Group LLC	JMP	New York Stock Exchange
JMP Group Inc. 7.25% Senior Notes due 2027	JMPD	New York Stock Exchange
JMP Group LLC 6.875% Senior Notes due 2029	JMPE	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01                      Other Events.

On December 20, 2019, JMP Group LLC (the “Company”), acting pursuant to authorization from its Board of Directors, provided written notice to the New York Stock Exchange (“NYSE”) of its intention to voluntarily withdraw the listing of its 6.875% senior notes due 2029 (the “2029 Notes”) from the NYSE and to transfer the listing to The Nasdaq Global Market (“Nasdaq”). The 2029 Notes have been approved for listing on Nasdaq, where they will trade under the new symbol “JMPNZ.”

Also on December 20, 2019, the Company’s wholly owned subsidiary, JMP Group Inc., acting pursuant to authorization from its Board of Directors, provided written notice to the NYSE of its intention to voluntarily withdraw the listing of its 7.25% senior notes due 2027 (the “2027 Notes” and, together with the 2029 Notes, the “Notes”) from the NYSE and to transfer the listing to Nasdaq. The 2027 Notes have been approved for listing on Nasdaq, where they will trade under the new symbol “JMPNL.” The guarantee of the 2027 Notes by the Company and JMP Investment Holdings LLC continues in effect without regard to the change in listing of the 2027 Notes from the NYSE to Nasdaq.

The Company expects the listing and trading of the Notes on the NYSE will cease at market close on Tuesday, December 31, 2019, and that trading of the Notes will commence on Nasdaq at market open on the following business day, Thursday, January 2, 2020.

A copy of the press release announcing the transfer of the listing of the Notes to Nasdaq is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release issued by the Company, dated December 20, 2019.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JMP GROUP LLC

Date: December 20, 2019	By:	/s/ Walter Conroy
Walter Conroy
Chief Legal Officer